DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Value Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Institutional Class Prospectus
dated March 30, 2009

Effective September 11, 2009, Delaware Management Company has changed the voluntary expense cap for the Funds as set forth in the tables below.

The following replaces the information in the section entitled, “What are the Funds’ fees and expenses?” on pages 14-16.

What are the Funds’ fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Institutional Class
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Funds’ assets.2

Institutional Class
Delaware International Value Equity Fund
Management fees[3]	0.83%
Distribution and service (12b-1) fees	none
Other expenses	0.36%
Total annual fund operating expenses	1.19%
Delaware Emerging Markets Fund
Management fees[3]	1.23%
Distribution and service (12b-1) fees	none
Other expenses	0.35%
Total annual fund operating expenses	1.58%
Delaware Global Value Fund
Management fees[3]	0.85%
Distribution and service (12b-1) fees	none
Other expenses	0.61%
Total annual fund operating expenses	1.46%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 In periods of market volatility, during which asset levels may fluctuate substantially, the Funds’ annual fund operating expenses may vary from the numbers shown in the tables above.

3 The Funds’ investment manager (Manager) has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 1.35%, 1.75%, and 1.30% of the average daily net assets of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund, respectively, from September 11, 2009 until such time as the voluntary expense caps are discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Funds, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect these voluntary expense caps.

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Funds’ actual rate of return may be greater or less than the hypothetical 5% return we use here. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Institutional Class
Delaware International Value Equity Fund
1 year	$121
3 years	$378
5 years	$654
10 years	$1,443
Delaware Emerging Markets Fund
1 year	$161
3 years	$499
5 years	$860
10 years	$1,878
Delaware Global Value Fund
1 year	$149
3 years	$462
5 years	$797
10 years	$1,746

Please keep this Supplement for future reference.

This Supplement is dated September 9, 2009.